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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2000


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                               AMFM OPERATING INC.
             (Exact name of Registrant as specified in its charter)



               DELAWARE                                0-22486                              13-3649750
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)

        1845 WOODALL RODGERS
         FREEWAY, SUITE 1300                                                                 75201
            DALLAS, TEXAS                                                                  (Zip code)
        (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     In a press release dated May 1, 2000, a copy of which is included herein as
Exhibit 99.1, AMFM Operating Inc. ("AMFM Operating"), an indirect subsidiary of AMFM Inc., announced (i) the commencement of a tender offer to purchase for cash all of its outstanding 10 1/2% Senior Subordinated Notes due 2007 (the "Notes") and (ii) the receipt by AMFM Operating of the consent of the holder of the majority in aggregate principal amount of the Notes to proposed amendments to eliminate certain restrictive covenants and to amend certain other provisions of the indenture to which the Notes were issued.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1    --        Press release, dated May 1, 2000.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      AMFM OPERATING INC.
                      (Registrant)



                      By: /s/ W. Schuyler Hansen
                         ------------------------------------------------------
                             W. Schuyler Hansen
                             Senior Vice President and Chief Accounting Officer


Date:    May 5, 2000





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                                  EXHIBIT INDEX

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

   EXHIBIT
   NUMBER                              EXHIBIT TITLE
   --------                            -------------
    99.1  -   Press release, dated May 1, 2000.
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